UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): March 4, 2013

 CHECKPOINT SYSTEMS, INC.

(Exact name of Registrant as specified in its Articles of Incorporation)

Pennsylvania	22-1895850
(State of Incorporation)	(IRS Employer Identification No.)
101 Wolf Drive, PO Box 188, Thorofare, New Jersey	08086
(Address of principal executive offices)	(Zip Code)
856-848-1800
(Registrant’s telephone number, including area code)
N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
      240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
      240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On
On March 4, 2013, the Company issued a press release announcing its decision to pursue the sale of its U.S. and Canadian CheckView business. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference herein. The information in this Current Report is being furnished and shall not be deemed filed for the purposes of Section 18 of the Securities Act of 1934, as amended.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits
99.1	Press Release dated March 4, 2013 issued by Checkpoint Systems, Inc. The information provided in this Exhibit 99.1 is furnished and shall not be deemed "filed".

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Checkpoint Systems, Inc.

Dated: March 4, 2013	By:	/s/ Raymond D. Andrews
Raymond D. Andrews Senior Vice President and Chief Financial Officer